UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2020

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PRF	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 11, 2020, VEREIT, Inc. (“VEREIT”) filed with the Maryland State Department of Assessments and Taxation two Articles of Amendment (the “Amendments”) to its Articles of Amendment and Restatement, as amended, that: (i) provided for a 1-for-5 reverse stock split of the issued and outstanding shares of common stock of VEREIT, par value $0.01 (the “Common Stock”), effective at 5:00 p.m. Eastern Time on December 17, 2020 (the “Effective Date”), and (ii) provided for the par value of the Common Stock to be changed from $0.05 per share (as a result of the reverse stock split) back to $0.01 per share, effective at 5:01 p.m. Eastern Time on December 17, 2020. Fractional shares resulting from the reverse stock split will be paid in cash based on the trailing average closing price of the Common Stock on the New York Stock Exchange (“NYSE”) for a period of three trading days prior to the Effective Date. The reverse stock split affected all record holders of VEREIT’s Common Stock uniformly and did not affect any record holder’s percentage ownership interest, except for de minimis changes as a result of the elimination of fractional shares. The reverse stock split did not affect the number of VEREIT’s authorized shares of Common Stock.

VEREIT’s Common Stock will begin trading on a split-adjusted basis on the NYSE at the opening of trading on December 18, 2020. VEREIT’s Common Stock will continue trading on the NYSE under the symbol “VER” with a new CUSIP number of 92339V 308.

In connection with the reverse stock split, on December 17, 2020, VEREIT entered into the Third Amendment (the “OP Amendment”) to the Third Amended and Restated Agreement of Limited Partnership of VEREIT Operating Partnership, L.P., the operating partnership of VEREIT (the “Operating Partnership”), which, among other things, effected a corresponding reverse split of the outstanding Operating Partnership common units.

The foregoing descriptions of the Amendments and the OP Amendment are summaries and are qualified in their entirety by the terms of the Amendments and the OP Amendment, copies of which are filed as Exhibits 3.1 and 3.2, and Exhibit 4.1, respectively, to this current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment of VEREIT, Inc., dated December 11, 2020 and effective December 17, 2020
3.2	Articles of Amendment of VEREIT, Inc., dated December 11, 2020 and effective December 17, 2020
4.1	Third Amendment to the Third Amended and Restated Agreement of Limited Partnership of VEREIT Operating Partnership, L.P., dated December 17, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

Date: December 17, 2020